UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

       Date of Report (Date of earliest event reported): October 16, 2003


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-26634               13-2507777
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)

             700 CHESTNUT RIDGE ROAD
            CHESTNUT RIDGE, NEW YORK                             10977
     (Address of principal executive offices)                 (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
-----------       ------------

99.1 Press release dated October 16, 2003, with respect to LeCroy Corporation's financial results for the three months ended September 30, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 16, 2003, LeCroy Corporation issued a press release announcing its results of operations for the quarter ended September 30, 2003. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

         The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LECROY CORPORATION


Date:  October 16, 2003
                                     /s/ Scott D. Kantor
                                     -------------------
                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release dated October 16, 2003, with respect to LeCroy Corporation's financial results for the three months ended September 30, 2003.